Exhibit 99.1

DREW

DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
2003
DW
LISTED
NYSE

Drew Industries (NYSE:DW)

DW
LISTED
NYSE

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Drew's Products

Sales - $669 million

12 Months Ended December 31, 2005

MH Windows, Doors & Screens: $94 million
14%
RV Chassis and Chassis Parts: $194 million
29%
MH Chassis & Chassis Parts: $83 million
12%
MH Bath Products: $19 million
3%
5%
Specialty Trailers: $33 million
3%
4%
Other: $20 million
Axles & Tires: $24 million
17%
RV Windows & Doors: $112 million
13%
RV Slide-outs: $90 million

DW LISTED NYSE

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Drew's Segments - 2005

Revenues - $669 million

MH
33%
RV
67%

Approximately 95% of RV revenues are for towable RVs

Segment Operating Profit- $66 million

MH
36%
RV
64%

DW LISTED NYSE

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Content Per Vehicle - RV

DREW

- Peak potential is $2,200 to $2,500 per RV

$243
$337
$419
$550
$684
$907
$980

	1999	2000	2001	2002	2003	2004	2005
Operating profit margin	11.3%	6.8%	8.6%	9.4%	11.3%	9.2%[(a)]	9.3%[(a)]

Excludes sales of specialty trailers

(a) Margin in 2004 and 2005 impacted by increases in steel and other material costs.

DW LISTED NYSE

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Content Per Home - MH

- Peak potential is $2,600 to $3,000 per home

$548
$606
$763
$916
$1,021
$1,457
$1,506

	1999	2000	2001	2002	2003	2004	2005
Operating Profit margin	15.5%	9.8%	10.8%	11.0%	10.7%	10.1%[a]	10.8%[a]

(a) Margin in 2004 and 2005 impacted by increases in steel and other material costs and an adverse jury award in a work place injury lawsuit that affected both years.

DW LISTED NYSE

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Acquisition History

DREW

Strategic Acquisitions

11 Acquisitions

1980 - 2001

2001 – Better Bath

Bath and shower products for MH. Annual sales of $20 million

2002 – Quality Frames

RV chassis. Annual sales of $7 million

July 2003 – LTM Manufacturing

Slide-out systems, specialty slide-out storage trays and decks, and electric stabilizer jacks for RVs. Annual sales of $4 million

Oct 2003 – ET&T Frames

Primarily specialty trailer units. Annual sales of $7 million

May 2004 – Zieman

RV, MH and specialty trailers. Annual sales of over $40 million

May 2005 - Venture

MH Chassis. Annual sales of $18 million

DW LISTED NYSE

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RVs - Industry Shipments

(Thousands of Vehicles)

Travel Tailers & 5th Wheel
Other Towables
Motor Homes
400
350
300
250
200
150
100
50
0
254
293
321
300
257
311
321
370
423
1997
1998
1999
2000
2001
2002
2003
2004(1)
2005(2)

(1) Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2) Includes an estimated 39,000 Emergency Living Units and 20,000 towable RVs purchased by FEMA for emergency housing for 2005 hurricane victims.

DW LISTED NYSE

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MH - Industry Production

(Thousands of Homes)

Multi-Section
Single Section
400
350
300
250
200
150
100
50
0
171
211
254
304
340
363
353
373
349
251
193
168
131
131
147
47%
47%
47%
49%
49%
52%
59%
61%
65%
70%
75%
78%
80%
74%
64%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004(1)
2005(2)

(1) Includes approximately 3,500 MHs purchased by FEMA for emergency shelter for 2004 hurricane victims.

(2) Includes an estimated 20,000 MHs purchased by FEMA for emergency shelter for 2005 hurricane victims.

DW LISTED NYSE

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Financial Performance

Stock Price History

$3
$5
$8
$14
$18
$35
2000
2001
2002
2003
2004
2/16/06
(Dec 31 unless noted)

DW LISTED NYSE

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Exhibit 99.1

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[GRAPHIC APPEARS HERE]

A Leading National Supplier of a Wide Variety of
Components for RV’s and Manufactured Homes

Drew Industries (NYSE:DW)

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Forward Looking Statements	[LOGO OF DREW]

•

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s common stock and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act.  Forward-looking statements, including, without limitation those relating to our future business prospects, revenues and income, wherever they occur in this press release, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation .

•

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the financial condition of our customers, interest rates, oil prices, the outcome of litigation, volume of orders related to hurricane damage and operating margins on such business, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

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About Drew Industries	[LOGO OF DREW]

•	A leading national manufacturer of quality components for Recreational Vehicles (RV) and Manufactured Homes (MH)

[GRAPHICS APPEAR HERE]

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Drew’s Companies	[LOGO OF DREW]
[GRAPHIC APPEARS HERE]

•	Kinro, Inc. – Acquired 1980
(including Better Bath – acquired in 2001)

	•	Aluminum windows for RVs

	•	Doors for RVs

	•	Aluminum and vinyl windows and screens for MHs

	•	Bath and shower units for MHs and RVs

[GRAPHIC APPEARS HERE]

•	Lippert Components, Inc. – Acquired 1997
(including Zieman Manufacturing – acquired in 2004)

	•	Chassis and chassis parts for RVs and MHs

	•	Slide out mechanisms for RVs

	•	Leveling devices for RVs

	•	Axles for towable RVs

	•	Steps for RVs

	•	Specialty trailers for boats, personal watercraft and equipment hauling

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Drew’s Products	[LOGO OF DREW]

Sales - $669 million
12 Months Ended December 31, 2005

[CHART APPEARS HERE]

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Drew’s Segments - 2005	[LOGO OF DREW]

Revenues - $669 million

[CHART APPEARS HERE]	[GRAPHIC APPEARS HERE]

Segment Operating Profit- $66 million

[CHART APPEARS HERE]	[GRAPHIC APPEARS HERE]

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Supplier to Industry Leaders	[LOGO OF DREW]

•	Outstanding customer service and national coverage, with 48 production facilities (approximately 3.2 million sq. ft.), make us a key partner with our customers.

•	Supply most of the Leading Producers of RVs and MHs:

Both RV and MH

•	Fleetwood (NYSE:FLE)

•	Skyline (NYSE: SKY)

RV

•	Coachmen (NYSE: COA)

•	Forest River (owned by Berkshire Hathaway)

•	Monaco Coach (NYSE: MNC)

•	Pilgrim (privately owned)

•	Thor (NYSE:THO)

MH

•	Champion (NYSE: CHB)

•	Clayton (owned by Berkshire Hathaway)

• Oakwood Homes (owned by Clayton)

•	Palm Harbor (Nasdaq: PHHM)

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Business Strategy	[LOGO OF DREW]

•	Increase sales and profitability through:

	•	Market share growth

	•	New product introductions

	•	Strategic acquisitions

•	This strategy accomplished through:

	•	Outstanding customer service

	•	Motivating management through profit incentives and training programs

	•	Maintaining highly efficient factories by optimizing production through state-of-the-art manufacturing technology and methods

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Drew’s Management Team	[LOGO OF DREW]

Innovative & Experienced Management

•	Highly respected and experienced management:

	•	Drew

Leigh Abrams, CEO, 35+ years

Fred Zinn, CFO, 25+ years

	•	Kinro

David Webster, CEO, Chairman, 30+ years

	•	Lippert

Doug Lippert, Chairman, 30+ years

Jason Lippert, CEO, 12+ years

•	Excellent management training and incentive programs

[GRAPHIC APPEARS HERE]

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Content Per Vehicle - RV	[LOGO OF DREW]

•	Peak potential is $2,200 to $2,500 per RV

[CHART APPEARS HERE]

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Content Per Home - MH	[LOGO OF DREW]

•	Peak potential is $2,600 to $3,000 per home

[CHART APPEARS HERE]

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New Product Introductions	[LOGO OF DREW]

(in millions)	Market Potential	Current Shares

Slide-out mechanisms for motorhomes	$65	25%
Leveling devises for motorhomes	65	<5%
Axles for towables	80	15% - 20%
Steps for towables	10	30% - 40%
Bath products for RVs	30	<5%
Thermoformed exterior parts	25	0%
Specialty trailers	200	15% - 20%
Axles for specialty trailers	150	2%

	$625

Annualized sales of these products increased from about $40 million in the 2nd quarter of 2005, to more than $70 million in the 4th quarter of 2005.

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New Product Introductions (Continued)	[LOGO OF DREW]

Organic Growth

•	Increased market penetration for 11 new, innovative products developed by LTM Manufacturing, which was acquired in July 2003.

•	Expanded specialty trailer products through the May 2004 acquisition of Zieman. Consists of specialty trailers for boats, personal watercraft and equipment hauling.

• Zieman on West Coast. Recently expanded into Indiana. Potential to expand nationally.

•	Acquired 2 patents through the May 2005 acquisition of Venture Welding, expanding our MH chassis manufacturing capabilities

• Cold “Cambering”

• Basement Chassis

•	Recently introduced a wide variety of internally developed RV products

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Acquisition Criteria	[LOGO OF DREW]

Strategic Acquisitions

•	Complementary to our core RV and MH markets

•	Target less than 6 times pro forma EBITDA

•	Immediately accretive

•	Seek to acquire products or technologies that we can introduce through our nationwide customer base and factory network; become a more extensive supplier to our customers

•	Drew is a disciplined and patient acquirer

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Acquisition History	[LOGO OF DREW]

Strategic Acquisitions

[CHART APPEARS HERE]

Each of our RV and MH acquisitions has expanded geographic markets or broadened product lines

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Investments	[LOGO OF DREW]

Innovative & Experienced Management

•	Kinro and Lippert have extensive R&D departments

•	Since January 1997:

	•	Invested over $125 million in plant and equipment

	•	Invested over $135 million for acquisitions

	•	Invested $40 million for stock repurchases at an average price of $5.37 per share

•	These investments have been accretive to earnings

[GRAPHIC APPEARS HERE]

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RVs - Industry Shipments	[LOGO OF DREW]

Travel Trailers and 5th Wheel RVs - market for 95% of our current RV products

[CHART APPEARS HERE]

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RV Market	[LOGO OF DREW]

Strong Growth Prospects

•	RV Categories

	•	Towable RVs - 85% of industry unit sales and about 40% of industry dollar sales. Retail prices - $4,000 to $65,000.

	•	Motorhomes - 15% of industry unit sales and about 60% of industry retail dollar sales. Retail prices - $48,000 to $400,000.

	•	Since 1995, the travel trailer and 5th wheel towable segment of the RV market has grown at an annual rate of nearly 9%, more than twice as fast as motorhomes

•	We currently supply products primarily to towable RVs – our goal is to increase sales of motorhome products

[GRAPHIC APPEARS HERE]

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Growth In RV Market	[LOGO OF DREW]

Strong Growth Prospects

•	Positive Demographic Trends

• Primary owners of RVs are 50 and over

• According to census reports, there are expected to be 20 million more people over 50 in the next 10 years

•	Industry Advertising Campaign

• Target Market 30 and over

•	RV Vacations Strengthen Family Ties

•	Post 9/11 Air Travel Fears

•	Low Interest Rates - interest often tax deductible

[GRAPHIC APPEARS HERE]

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MH - Industry Production	[LOGO OF DREW]

[CHART APPEARS HERE]

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Manufactured Housing (MH) Market	[LOGO OF DREW]

Strong Growth Prospects

•	10 million manufactured homes across the U.S.

•	Improved quality and image should drive MH growth

•	Industry production down 61% since 1998, but Drew’s sales are down much less

•	Drew’s MH segment remained profitable every quarter since the downturn began in 1998

[GRAPHICS APPEAR HERE]

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MH: Return to Growth	[LOGO OF DREW]

Strong Growth Prospects

•	Signs of Improvement in the Manufactured Housing Industry

	•	Low inventory levels at retail dealers

	•	Slowing of repossessions

	•	Improved lending practices have made new loans more secure

	•	Berkshire Hathaway acquired Clayton, Oakwood and 21st Mortgage; raised more than $4 billion for MH financing

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MH: Strong Future	[LOGO OF DREW]

Strong Growth Prospects

•	Demographics - 1st time home buyers and retirees

•	Affordability: Significant cost advantage over site-built homes (2004 data)

• MH - $36 per sq. ft. compared to $86 per sq. ft. for site-built homes

• Average retail price of $58,100 for a 1,625 sq. ft. manufactured home

•	Improved quality in conjunction with land ownership leads to home value appreciation

•	At or near bottom of downturn and headed up.

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Drew’s Ownership and Governance	[LOGO OF DREW]

Innovative & Experienced Management

•

Ownership by Executives and Directors aligns our interest with other stockholders. Currently own 18%; after sale of the balance of the shares included in a recently filed Form S-3, insiders will own 13% of shares.

•	Drew’s Corporate Governance Program – ranked in the 98th percentile of all Russell 3000 Companies by Institutional Shareholder Services.

•	Added to S&P SmallCap 600 Index in October 2005

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Financial Performance	[LOGO OF DREW]

Stock Price History

•	The price of Drew’s common stock is about 12 times the price as of December 31, 2000

•	Drew has 21 million shares outstanding and a market capitalization of $750 million

[CHART APPEARS HERE]

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

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Operating Results	[LOGO OF DREW]

Financial Performance

Full Year Operating Results
($ in millions, except EPS)

	2003	2004 (1)	2005(2)	2005 vs 2004

Sales	$353.1	$530.9	$669.1	+26%
Operating Profit	$34.3	$44.0	$57.7	+31%
% Sales	9.7%	8.3%	8.6%
Net Income	$19.4	$25.1	$33.6	+34%
Diluted EPS(3)	$.94	$1.18	$1.56	+32%
EBITDA(4)	$42.1	$53.3	$69.7	+31%

(1)	2004 results were impacted by charges related to litigation that reduced operating profit by $1.5 million and reduced net income by $0.9 million, or $.04 per diluted share.

(2)	2005 results were impacted by charges related to litigation that reduced operating profit by $1.2 million and reduced net income by $0.8 million, or $.04 per diluted share.

(3)	Adjusted for 2 for 1 stock split on 9/7/05.

(4)	EBITDA is operating profit plus depreciation and amortization.

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Operating Results	[LOGO OF DREW]

Financial Performance

Three Months Ended December 31,
($ in millions, except EPS)

	2004(a)	2005

Sales	$132.3	$180.8	+37%
Operating Profit	$6.4	$15.7	+146%
% Sales	4.8%	8.7%
Net Income	$3.5	$9.3	+171%
Diluted EPS(b)	$0.16	$0.43	+169%

(a)	2004 quarterly results were impacted by charges related to litigation that reduced operating profit by $1.5 million and decreased net income by $0.9 million, or $.04 per diluted share.

(b)	Adjusted for 2-for-1 stock split on 9/7/05.

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Results By Segment	[LOGO OF DREW]

Financial Performance

Year Ended December 31,
($ in millions)

	2004	2005

Net sales
RV Segment	$347.6	$447.9		+29%
MH Segment	$183.3	$221.3		+21%
Operating Profit
RV Segment	$31.8	$41.7	(a)	+31%
MH Segment	$18.5 (c)	$24.0	(b)	+29%
Operating Profit as a Percentage of Net Sales
RV Segment	9.2%	9.3	%(a)
MH Segment	10.1%	10.8	%(b)

(a)	After $0.4 million charge related to litigation, net of reduction in incentive compensation.

(b)	After $0.8 million charge related to litigation, net of reduction in incentive compensation.

(c)	After $1.5 million charge related to litigation, net of reduction in incentive compensation.

See Press Release dated February 15, 2006  for a reconciliation to consolidated results.

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Results By Segment	[LOGO OF DREW]

Financial Performance

Three Months Ended December 31,
($ in millions)

	2004	2005

Net sales
RV Segment	$84.7	$118.0		+39%
MH Segment	$47.6	$62.8		+32%
Operating Profit
RV Segment	$5.2	$10.2		+94%
MH Segment	$3.0 (a)	$7.7		+153%
Operating Profit as a Percentage of Net Sales
RV Segment	6.2%	8.6%
MH Segment	6.4%	12.3	%(a)

See Press Release dated February 15, 2006  for a reconciliation to consolidated results.

(a)	After $1.5 million charge related to litigation, net of reduction in incentive compensation.

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Financial Performance

Reconciliation of Operating Profit to EBITDA
($ in millions)

	2003	2004	2005(1)

Operating Profit	$34.3	$44.0	$57.7
Depreciation and Amortization	$7.8	$9.3	$12.0
EBITDA	$42.1	$53.3	$69.7

(1)	See press release dated February 15, 2006 for a reconciliation to consolidated results

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Balance Sheet	[LOGO OF DREW]

Financial Performance

($ in millions, except percents)

	12/31/03	12/31/04	12/3105

Total assets	$160	$238	$307
Total debt	$42	$71	$73
Stockholders’ equity	$94	$122	$168
RATIOS
Days sales in accts receivable (1)	19 days	21 days	21 days
Inventory turns (2)	7.3 turns	5.6 turns	6.1 turns

(1)	Days sales in accounts receivable is the most recent month’s sales divided by accounts receivable, net, at the end of the period.

(2)	Inventory turns is cost of goods sold for the latest quarter divided by average inventory for the quarter.

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Financial Strength	[LOGO OF DREW]

Financial Performance

	12/30/02	12/31/03	12/31/04	12/31/05

Return on Equity (1)	24%	24%	23%	24%
Return on Assets (1)	11%	13%	12%	12%
Total Debt to Equity	0.7	0.4	0.6	0.4
Total Debt to EBITDA (2)	1.3	0.8	1.3	1.1

(1)	Based on income from continuing operations.

(2)	EBITDA is operating profit plus depreciation and amortization.

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Peer Comparison	[LOGO OF DREW]

Financial Performance

	Trailing P/E	Forward P/E	ROA	ROE

Drew (DW)	22.4	18.2	13%	23%
Fleetwood (FLE)	N/A	13.5	-3%	-58%
Monaco (MNC)	N/A	14.1	1%	1%
Spartan (SPAR)	17.6	N/A	6%	11%
Thor (THO)	19.0	16.2	14%	22%
Winnebago (WGO)	18.0	13.7	14%	26%

Source: Capital IQ, February 16, 2006, except forward P/E, which is provided by Thomson Financial.

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Summary	[LOGO OF DREW]

•	Why is Drew a Good Investment

	•	Highly experienced and motivated management

	•	Outstanding customer service

	•	Low-cost producer

	•	Continued product line expansion

	•	History of successful strategic acquisitions

	•	History of strong operating profit and cash flow

	•	Strong Balance Sheet

	•	Highly experienced and motivated management

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Thank You	[LOGO OF DREW]

•	Analyst coverage

• BB&T Capital Markets - John Diffendal: (615) 340-8284

• Sidoti & Company LLC – Scott Stember: (212) 453-7017

•	For more information contact:

Leigh J. Abrams, President and CEO
914-428-9098
leigh@drewindustries.com

Fredric M. Zinn, Executive VP and CFO
914-428-9098
fred@drewindustries.com

•	Or visit: www.drewindustries.com

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